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                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-63359, 333-64977 and 333-66419.

                                       /s/Arthur Andersen  LLP
                                      --------------------------
                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  October 8, 1999





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